Exhibit 99.1

APPLE HOSPITALITY REIT

FIRST QUARTER • MARCH 31, 2014

Dear Shareholder

Effective March 1, 2014, Apple REIT Seven, Inc. and Apple REIT Eight, Inc. successfully merged into Apple REIT Nine, Inc. At the completion of these transactions, Apple REIT Nine’s name was changed to Apple Hospitality REIT, Inc. and the Company became one of the largest hospitality REITs in the industry, with a continuing portfolio consisting of 188 Marriott®- and Hilton®-branded hotels with an aggregate of 23,489 rooms located in 33 states. Key measures of hotel performance continued to strengthen during the first three months of 2014 and the outlook for the remainder of the year is positive. Occupancy rates approximate pre-recession levels and hotel industry analysts are forecasting a mid-single digit percentage increase in revenue and operating income for 2014 as compared to last year.

Due to the timing of the merger transactions, operations reported for the three-month period ending March 31, 2014, reflect a portfolio of 89 hotels for January and February and a portfolio of 188 continuing hotels for March. During the first quarter of this year, for the period owned by the Company, our hotels reported an average occupancy rate of 74 percent, an average daily rate (ADR) of $121 and revenue per available room (RevPAR) of $89. During the same three-month period of 2013, the then Apple REIT Nine hotel portfolio reported an average occupancy rate of 71 percent, ADR of $115 and RevPAR of $82. On a pro-forma basis that assumes the mergers occurred on January 1, 2013, the Company’s occupancy, ADR and RevPAR would have been 72 percent, $119 and $85 for the first quarter of 2014, respectively, which represents an increase of one percent, three percent and five percent over results for the same period of 2013, respectively.

Modified funds from operations (MFFO) for the first quarter of this year totaled $44.3 million, or $0.18 per share. MFFO for the same period of 2013 totaled $32.0 million or $0.18 per share. The newly merged portfolio of hotels will complete its first full quarter of operations on June 30, 2014. It is our expectation that year-over-year comparisons will become more meaningful over time. The current annualized distribution rate for the Company is $0.66 per share. The Company closely monitors this annualized distribution rate, taking into account varying economic cycles and capital improvements, as well as current and projected hotel performance, and may make adjustments as needed, based on available cash resources. As contemplated in the mergers, the Company became self-advised and recorded a non-cash expense of approximately $117.1 million in the first quarter of 2014, which is included in the Company’s consolidated statement of operations. In addition, the Company assumed the responsibilities and will receive the fees for advising Apple REIT Ten, Inc.

The increased size and scale of Apple Hospitality REIT is expected to provide the Company with a variety of enhanced strategic abilities and benefits including: an improved capacity to take advantage of opportunistic growth; access to favorable cost of capital which could be used to provide greater financial flexibility across business cycles; cost savings through the elimination of duplicative processes; and enhanced avenues of liquidity for our shareholders. I am pleased to report that the Company, under the guidance of its Board of Directors, engaged Merrill Lynch, Pierce, Fenner & Smith, Incorporated as the Company’s financial advisor in the review of strategic alternatives for the Company including but not limited to a potential listing of the Company’s shares for trading on a national securities exchange, a sale of the Company, or a merger of the Company with a third party.

Apple Hospitality REIT maintains a conservative approach to the ownership of high-quality lodging real estate, which is evident in the strength of our balance sheet and our diversified portfolio of well-branded hotels. Our commitment to the growth of shareholder investments will continue to guide our strategic business decisions and I am confident the Company is well positioned to take advantage of improving conditions across the hotel industry.

Sincerely,

Glade M. Knight,
Chairman and Chief Executive Officer

STATEMENTS OF OPERATIONS (Unaudited)
	Three months ended	Three months ended
(In thousands except statistical data)	March 31, 2014	March 31, 2013
REVENUES
Room revenue	$125,442	$84,273
Other revenue	11,794	8,130
Total revenue	$137,236	$92,403

EXPENSES
Direct operating expense	$35,256	$23,697
Other hotel operating expenses	51,482	34,255
General and administrative	2,634	1,860
Depreciation	19,559	13,500
Series B convertible preferred share expense	117,133	-
Transaction costs	2,110	-
Interest expense, net	3,524	2,185
Total expenses	$231,698	$75,497

NET INCOME
Net income (loss)	$(94,462)	$16,906
Unrealized gain on interest rate derivative	468	-
Comprehensive income (loss)	$(93,994)	$16,906
Net income (loss) per share	$(0.38)	$0.09

MODIFIED FUNDS FROM OPERATIONS (A)
Net income	$(94,462)	$16,906
Depreciation of real estate owned	19,483	13,500
Funds (loss) from operations (FFO)	$(74,979)	$30,406
Interest earned on note receivable	-	1,575
Series B convertible preferred share expense	117,133	-
Transaction costs	2,110	-
Modified funds from operations (MFFO)	$44,264	$31,981
FFO per share	$(0.30)	$0.17
MFFO per share	$0.18	$0.18

WEIGHTED-AVERAGE SHARES OUTSTANDING	248,665	182,395

OPERATING STATISTICS
Occupancy	74%	71%
Average daily rate	$121	$115
RevPAR	$89	$82
Number of continuing hotels	188	89
Distributions per Share	$0.19	$0.21

BALANCE SHEET HIGHLIGHTS (Unaudited)

(In thousands)	March 31, 2014	December 31, 2013
ASSETS
Investment in real estate, net	$3,722,261	$1,443,498
Cash and cash equivalents	-	18,102
Other assets	123,369	29,681
Total assets	$3,845,630	$1,491,281

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable	$703,932	$162,551
Other liabilities	38,137	16,919
Total liabilities	742,069	179,470
Total shareholders’ equity	3,103,561	1,311,811
Total liabilities and shareholder’s equity	$3,845,630	$1,491,281

(A) Funds (loss) from operations (FFO) is defined as net income (loss) (computed in accordance with generally accepted accounting principles – GAAP) excluding gains and losses from sales of depreciable property, plus depreciation and amortization of real estate assets. Modified Funds from Operations (MFFO) excludes transaction costs and the non-cash conversion of the Series B convertible preferred shares and includes the interest on a note receivable not included in net income. The Company considers FFO and MFFO in evaluating property acquisitions and its operating performance and believes that FFO and MFFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Company’s activities in accordance with GAAP. FFO and MFFO are not necessarily indicative of cash available to fund cash needs.
The financial information furnished reflects all adjustments necessary for a fair presentation of financial position at March 31, 2014 and the results of operations for the interim period ended March 31, 2014. Such interim results are not necessarily indicative of the results that can be expected for the full year. The accompanying financial statements should be read in conjunction with the audited financial statements and related notes appearing in the Apple Hospitality REIT, Inc. 2013 Annual Report.

Images from left to right: COURTYARD, VIRGINIA BEACH, VA; HILTON GARDEN INN, AUBURN, AL; COURTYARD, CYPRESS, CA; COURTYARD, AUSTIN, TX

Market Diversity

ALABAMA	MINNESOTA
Auburn, Birmingham (2), Dothan (2), Huntsville (3),	Rochester
Montgomery (2), Montgomery/Prattville, Troy (2)
MISSISSIPPI
ALASKA	Hattiesburg (2), Tupelo
Anchorage
MISSOURI
ARIZONA	Kansas City (2), St. Louis (2)
Phoenix (2), Phoenix/Chandler (2), Tucson (3)
NEBRASKA
ARKANSAS	Omaha
Rogers (4), Springdale
NEW JERSEY
CALIFORNIA	Cranford, Mahwah, Mt. Laurel, Somerset, West Orange
Agoura Hills, Burbank, Clovis (2), Cypress, Sacramento,
San Bernardino, San Diego (4), San Diego/Oceanside,	NEW YORK
San Jose, Santa Ana, Santa Clarita (3), Santa Clarita/	Islip/Ronkonkoma, New York
Valencia, Tulare
NORTH CAROLINA
COLORADO	Carolina Beach, Charlotte, Charlotte/Matthews,
Denver/Highlands Ranch (2), Pueblo	Concord, Dunn, Durham, Fayetteville (2), Greensboro,
Holly Springs, Jacksonville, Wilmington, Winston-Salem
FLORIDA
Fort Lauderdale, Jacksonville, Lakeland, Miami (3),	OHIO
Orlando (2), Orlando/Sanford, Panama City, Panama	Cincinnati/Milford, Twinsburg
City Beach, Sarasota, Tallahassee, Tampa (2)
OKLAHOMA
GEORGIA	Oklahoma City, Tulsa
Albany, Columbus (2), Macon, Savannah, Savannah/
Port Wentworth	PENNSYLVANIA
Malvern, Philadelphia/Collegeville, Pittsburgh
IDAHO
Boise (2)	SOUTH CAROLINA
Columbia, Greenville, Hilton Head
ILLINOIS
Mettawa (2), Schaumburg, Warrenville	TENNESSEE
Chattanooga, Jackson (2), Johnson City, Memphis,
INDIANA	Nashville (2)
Indianapolis, Mishawaka
TEXAS
KANSAS	Austin (5), Austin/Round Rock, Beaumont, Brownsville,
Overland Park (3), Wichita	Dallas, Dallas/Addison, Dallas/Allen (2), Dallas/Arlington,
Dallas/Duncanville, Dallas/Frisco, Dallas/Grapevine,
KENTUCKY	Dallas/Irving, Dallas/Lewisville, El Paso (2), Fort Worth,
Bowling Green	Houston (2), Houston/Stafford, San Antonio (2),
Texarkana (3)
LOUISIANA
Alexandria, Baton Rouge, Lafayette (2), New Orleans,	UTAH
West Monroe	Provo, Salt Lake City

MARYLAND	VIRGINIA
Annapolis, Silver Spring	Alexandria (2), Bristol, Charlottesville, Harrisonburg,
Manassas, Norfolk/Chesapeake, Richmond,
MASSACHUSETTS	Suffolk (2), Virginia Beach (2)
Andover, Marlborough, Westford (2)
WASHINGTON
MICHIGAN	Seattle, Seattle/Kirkland, Tukwila, Vancouver
Detroit/Novi

CORPORATE PROFILEApple Hospitality REIT, Inc. is a real estate investment trust (REIT) focused on the acquisition and ownership of income-producing real estate that generates attractive returns for our shareholders. Our hotels operate under the Courtyard® by Marriott®, Fairfield Inn® by Marriott®, Fairfield Inn & Suites® by Marriott®, Marriott® Hotels & Resorts, Renaissance® Hotels, Residence Inn® by Marriott®, SpringHill Suites® by Marriott®, TownePlace Suites® by Marriott®, Embassy Suites Hotels®, Hampton Inn®, Hampton Inn & Suites®, Hilton®, Hilton Garden Inn®, Home2 Suites by Hilton® and Homewood Suites by Hilton® brands. Following the mergers of Apple REIT Seven, Inc. and Apple REIT Eight, Inc. into Apple REIT Nine, Inc. effective March 1, 2014, the Apple Hospitality REIT portfolio consists of 188 hotels with 23,489 guestrooms in 33 states. MISSION Apple Hospitality REIT, Inc. is a premier real estate investment company committed to providing maximum value for our shareholders.

As always, we encourage our shareholders to know their investment and stay informed by reviewing information on our website at www.applehospitalityreit.com, as well as our filings with the Securities and Exchange Commission, which can be found on their website at www.sec.gov.

Cover image: HILTON GARDEN INN, EL PASO, TX

“Courtyard® by Marriott®,” “Fairfield Inn® by Marriott®,” “Fairfield Inn & Suites® by Marriott®,” “Renaissance® Hotels,” “Residence Inn® by Marriott®,” “SpringHill Suites® by Marriott®,” “TownePlace Suites® by Marriott®,” and “Marriott® Hotels & Resorts” are each a registered trademark of Marriott® International, Inc. or one of its affiliates. All references to “Marriott®” mean Marriott® International and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this Quarterly Report, whether relating to the hotel information, operating information, financial information, Marriott®’s relationship with Apple Hospitality REIT, Inc. or otherwise. Marriott® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise in the Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this Quarterly Report, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this Quarterly Report.

“Embassy Suites Hotels®,” “Hampton Inn®,” “Hampton Inn & Suites®,” “Hilton®,” “Hilton Garden Inn®,” “Home2 Suites by Hilton®,” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton® Worldwide Holdings, Inc. or one of its affiliates. All references to “Hilton®” mean Hilton® Worldwide Holdings, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this Quarterly Report, whether relating to hotel information, operating information, financial information, Hilton®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this Quarterly Report, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this Quarterly Report.

This Quarterly Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of terms such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple Hospitality REIT, Inc., formerly known as Apple REIT Nine, Inc., (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the successful execution of the Company’s recent mergers with Apple REIT Seven, Inc. and Apple REIT Eight, Inc.; the ability of the Company to implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation, regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Quarterly Report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s  ualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s SEC reports, including, but not limited to in the section entitled “Item 1A. Risk Factors” in the 2013 Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2014. The Company undertakes no obligation to publically update or revise any forwardlooking statements or cautionary factors, as a results of new information, future events, or otherwise, except as required by law.

CORPORATE HEADQUARTERS 814 East Main Street | Richmond, Virginia 23219 (804) 344-8121 | (804) 344-8129 FAX applehospitalityreit.com	INVESTOR INFORMATION For additional information about the Company, please contact: Kelly Clarke, Director of Investor Services (804) 727-6321 or kclarke@applereit.com